UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011

FNB United Corp.

(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina		27203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (336) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 2, 2011, the Company issued a Press Release related to the Company’s proposed recapitalization and merger with Bank of Granite Corporation previously described in the Company’s Current Reports on Form 8-K filed on April 27, 2011 and June 16, 2011. Also, on August 2, 2011, the Company provided an Employee Information Packet to certain of its employees regarding the recapitalization and merger.

The Press Release is being filed herewith as Exhibit 99.1 and the Employee Information Packet is being filed herewith as Exhibit 99.2 in compliance with Rule 425 under the Securities Act of 1933, as amended, and are hereby incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

No.	Description

99.1	Press Release, dated August 2, 2011

99.2	Employee Information Packet, dated August 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp.
(Registrant)

August 2, 2011	/s/ R. Larry Campbell
(Date)	R. Larry Campbell Interim President and Chief Executive Officer (Principal Executive Officer)

INDEX TO EXHIBITS

No.	Description

99.1	Press Release, dated August 2, 2011

99.2	Employee Information Packet, dated August 2, 2011